UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 29, 2008



                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)


         California                       001-12008             95-1243678
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)


   630 East Foothill Blvd.
   San Dimas, California                                          91773
(Address of principal executive                                (Zip Code)
          offices)


       Registrant's telephone number, including area code: (909) 394-3600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

         The Company amended its bylaws on December 29, 2008 to increase the size of its board of directors from eight to nine.


                  Section 9 - Financial Statement and Exhibits


Item 9.01.      Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------

3.1             Bylaws of Golden State Water Company, as amended

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GOLDEN STATE WATER COMPANY


Date: January 2, 2009                         /s/ Eva G. Tang
                             ---------------------------------------------------
                                                Eva G. Tang
                               Senior Vice President-Finance, Chief Financial
                                          Officer and Secretary